UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 11, 2007

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 GREENWAY PLAZA, SUITE 2950 HOUSTON, TEXAS	77046
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 979-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Hercules Offshore, Inc. (the “Company”) issued a press release on July 11, 2007 regarding the completion of its acquisition of TODCO (“TODCO”). The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

On July 11, 2007, the Company announced the completion of its acquisition of TODCO following approvals by the stockholders of both companies.

The Company entered into a new $1,050,000,000 credit facility in connection with the merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued July 11, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: July 11, 2007	By:	/s/ James W. Noe
James W. Noe Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued July 11, 2007.

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